                             Oppenheimer Growth Fund
                           Supplement dated July 18, 2003 to the
    Statement of Additional Information dated October 23, 2002 revised February 12, 2003

The Statement of Additional Information is changed as follows:

1.    The section  captioned  "Board of Trustees  and  Oversight  Committees"  on page 23 is hereby deleted and replaced as follows:

    Board of Trustees and Oversight Committees. The Fund is governed by a Board of
    Trustees, which is responsible for protecting the interests of shareholders under
    Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the
    Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has an Audit Committee, a Study Committee, a Governance
    Committee, and a Proxy Committee.  The Audit Committee is comprised solely of
    Independent Trustees.  The members of the Audit Committee are Edward Regan
    (Chairman), Kenneth Randall and Russell Reynolds. The Audit Committee held five meetings during the Fund's fiscal year ended August 31, 2002. The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

      The members of the Study Committee are Robert Galli (Chairman), Joel Motley and
    Phillip Griffiths. The Study Committee held eight meetings during the Fund's fiscal year ended August 31, 2002. The Study Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment
    Advisory and Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the
    Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Governance Committee are Elizabeth Moynihan (Chairman), Joel
    Motley, Phillip Griffiths and Kenneth Randall. The Governance Committee did not
    hold a meeting during the Fund's fiscal year ended August 31, 2002. The
    Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman), Russell
    Reynolds and John Murphy.  The Proxy Committee held one meeting during the Fund's fiscal year ended August 31, 2002.  The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

2.    Effective March 31, 2003, Mr. Benjamin Lipstein retired as a Trustee.  Therefore,  the
   Statement  of  Additional  Information  is  revised by  deleting  the  biography  for Mr.
   Lipstein on page 25.

3.    In the  Trustee  compensation  table on pages 29 and 30,  the title of  "Chairman"  is added after Mr.  Yeutter's name. In addition,  the following  footnote is added following
   Mr. Lipstein's name:

7.    Effective  January  1,  2003,   Clayton  Yeutter  became  Chairman  of  the  Board  of
               Trustees/Directors  of the  Board I Funds  upon the  retirement  of
               Leon Levy.  Effective  March 31, 2003,  Mr.  Lipstein  retired as a
               Trustee.

July 18, 2003                                                           PX0270.010